Hamilton Insurance Group, Ltd. Supplementary Financial Information December 31, 2024 Investor Contact Investor.Relations@hamiltongroup.com

**Hamilton Insurance Group, Ltd.**

**Table of Contents**

| | | Page |
|---|---|---|
| **I.** | **Basis of Presentation** | 1 |
| **II.** | **Financial Highlights** | |
| | Financial Highlights | 4 |
| | Key Operating and Financial Metrics | 5 |
| **III.** | **Summary Consolidated Results** | |
| | Statements of Operations | 6 |
| | Consolidated Balance Sheets | 7 |
| | Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet | 8 |
| | Net Investment Return | 9 |
| | Fixed Maturity and Short-Term Investments | 10 |
| **IV.** | **Segment Results** | |
| | Consolidated Underwriting Results | 11 |
| | 5Q Consolidated Underwriting Results - Group | 13 |
| | 5Q Underwriting Results - International | 14 |
| | 5Q Underwriting Results - Bermuda | 15 |
| **V.** | **Other Information** | |
| | Modeled Exposure to Catastrophe Losses (PML) | 16 |
| | Non-GAAP Measures | 17 |

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This information is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”). Special Note Regarding Forward-Looking Statements This information includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission and the following: • challenges from competitors, including those arising from industry consolidation and technological advancements; • unpredictable catastrophic events, global climate change and/or emerging claim and coverage issues; • our ability, or those of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately evaluate underwriting risk, models, assessments and/or pricing of risks; • our ability to defend our intellectual property rights, including our proprietary technology platforms, to comply with our obligations under our license and technology agreements or to license rights to technology or data on reasonable terms; • the impact of risks associated with human error, fraud, model uncertainties, cybersecurity threats such as cyber-attacks and security breaches and our reliance on third-party information technology ("IT") systems that can fail or need replacement; • our ability to secure necessary credit facilities, or additional types of credit, on favorable terms or at all; • our limited financial and operating flexibility due to the covenants in our existing credit facilities; • our exposure to the credit risk of the intermediaries on which we rely; • our failure to pay claims in a timely manner or the need to sell investments under unfavorable conditions to meet liquidity requirements;

2 Basis of Presentation (continued) Special Note Regarding Forward-Looking Statements (continued) • downgrades, potential downgrades or other negative actions by rating agencies; • our ability to manage risks associated with macroeconomic conditions resulting from geopolitical and global economic events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, rising energy prices, inflation and interest rates and other global events; • the cyclical nature of the insurance and reinsurance business, which may cause the pricing and terms for our products to decline; • our results of operations potentially fluctuating significantly from period to period and not being indicative of our long-term prospects; • our ability to execute our strategy and to modify our business and strategic plan without shareholder approval; • our dependence on key executives, including the potential loss of Bermudian personnel, and our ability to attract qualified personnel, particularly in very competitive hiring conditions; • foreign operational risk such as foreign currency risk and political risk; • our ability to identify and execute opportunities for growth, to complete transactions as planned or realize the anticipated benefits of any acquisitions or other investments; • our management of alternative reinsurance platforms on behalf of investors in entities managed by Hamilton Strategic Partnerships; • our inability to control the allocations to, and/or the performance of, the Two Sigma Hamilton Fund, LLC (“TS Hamilton Fund” or "Two Sigma Hamilton Fund") investment portfolio and our limited ability to withdraw our capital accounts; • the impact of risks from conflicts of interest among Two Sigma Principals, LLC, Two Sigma Investments, LP (“Two Sigma”) and their respective affiliates affecting our business; • the historical performance of Two Sigma not being indicative of the future results of the TS Hamilton Fund’s investment portfolio and/or of our future results; • the impacts of risks associated with our investment strategy, including that such risks are greater than those faced by our competitors; • our potentially becoming subject to U.S. federal income taxation, Bermuda taxation or other taxes as a result of a change of tax laws or otherwise; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act, or FATCA, provisions; • our ability to compete effectively in a heavily regulated industry in light of new domestic or international laws and regulations, including accounting practices, and the impact of new interpretations of current laws and regulations; • the suspension or revocation of our subsidiaries’ insurance licenses; • significant legal, governmental or regulatory proceedings; • our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us being restricted by law; • challenges related to compliance with the applicable laws, rules and regulations related to being a public company, which is expensive and time consuming; • the limited ability of investors to influence corporate matters due to our multiple class common share structure and the voting provisions of our Bye-laws; • the risk that anti-takeover provisions in our Bye-laws could discourage, delay, or prevent a change in control, even if the change in control would be beneficial to our shareholders; • the difficulties investors may face in protecting their interests and serving process or enforcing judgments against us in the United States; and • our current strategy does not include paying cash dividends on our Class B common shares in the near term.

3 Basis of Presentation (continued) Special Note Regarding Forward-Looking Statements (continued) There may be other factors that could cause our actual results to differ materially from the forward-looking statements, including factors disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. You should evaluate all forward-looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

## Financial Highlights

| ($ in thousands) | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|
| Net income (loss) attributable to common shareholders | $ 33,920 | $ 126,865 | $ 400,429 | $ 258,727 |
| **Underwriting income (loss)** | | | | |
| Gross premiums written | $ 543,937 | $ 433,791 | $ 2,422,582 | $ 1,951,038 |
| Net premiums written | 453,326 | 363,666 | 1,921,169 | 1,480,438 |
| Net premiums earned | 481,867 | 366,135 | 1,734,729 | 1,318,533 |
| Underwriting income (loss) | $ 22,444 | $ 36,028 | $ 149,364 | $ 129,851 |
| **Key Ratios:** | | | | |
| Attritional loss ratio - current year | 51.2 % | 53.2 % | 53.1 % | 52.2 % |
| Attritional loss ratio - prior year development | (1.3)% | (1.7)% | 0.0 % | (0.8)% |
| Catastrophe loss ratio - current year | 11.9 % | 1.9 % | 6.3 % | 3.2 % |
| Catastrophe loss ratio - prior year development | (1.7)% | (0.1)% | (1.2)% | (0.4)% |
| Loss and loss adjustment expense ratio | 60.1 % | 53.3 % | 58.2 % | 54.2 % |
| Acquisition cost ratio | 22.0 % | 24.2 % | 22.4 % | 23.4 % |
| Other underwriting expense ratio | 13.3 % | 12.7 % | 10.7 % | 12.5 % |
| Combined ratio | 95.4 % | 90.2 % | 91.3 % | 90.1 % |
| **Investments** | | | | |
| Total assets | $ 7,796,033 | $ 6,671,355 | $ 7,796,033 | $ 6,671,355 |
| Total cash and invested assets[(1)] | 4,773,236 | 3,981,676 | 4,773,236 | 3,981,676 |
| Total investment return[(2)] | 35,667 | 113,981 | 361,945 | 218,506 |
| *Two Sigma Hamilton Fund* | | | | |
| Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF | 107,474 | 43,206 | 487,186 | 143,655 |
| Net income (loss) attributable to non-controlling interest - TSHF | 40,489 | 6,484 | 212,729 | 21,560 |
| | $ 66,985 | $ 36,722 | $ 274,457 | $ 122,095 |
| Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations | 3.7 % | 2.2 % | 16.3 % | 7.6 % |
| *Fixed income, short term investments and cash and cash equivalents* | | | | |
| Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other | $ (31,318) | $ 77,259 | $ 87,488 | $ 96,411 |

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).
(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended December 31, Year Ended December 31, ($ in thousands, except per share amounts) 2024 2023 2024 2023 Income (loss) per share attributable to common shareholders - basic ....................................................... $ 0.33 $ 1.18 $ 3.81 $ 2.47 Income (loss) per share attributable to common shareholders - diluted ..................................................... $ 0.32 $ 1.15 $ 3.67 $ 2.44 Weighted average common shares outstanding - basic ............................................................................... 101,809 107,092 105,133 104,563 Weighted average common shares outstanding - diluted ............................................................................. 105,867 110,100 109,101 106,203 Return on average common shareholders' equity - annualized ................................................................... 5.8% 26.4% 18.3% 13.9 % December 31, 2024 December 31, 2023 Closing common shareholders' equity, less intangible assets ..................................................................... $ 2,235,588 $ 1,956,854 Closing common shareholders' equity ............................................................................................................. $ 2,328,709 $ 2,047,850 Closing common shares outstanding ............................................................................................................... 101,466,997 110,225,103 Tangible book value per common share .......................................................................................................... $ 22.03 $ 17.75 Book value per common share .......................................................................................................................... $ 22.95 $ 18.58 Year to date change in tangible book value per common share .................................................................. 24.1% 16.0 % Year to date change in book value per common share ................................................................................. 23.5% 15.1 % Financial Highlights Key Operating and Financial Metrics

## Summary Consolidated Results
## Statements of Operations

| ($ in thousands, except per share amounts) | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|
| **Revenues** | | | | |
| Gross premiums written | $ 543,937 | $ 433,791 | $ 2,422,582 | $ 1,951,038 |
| Reinsurance premiums ceded | (90,611) | (70,125) | (501,413) | (470,600) |
| Net premiums written | 453,326 | 363,666 | 1,921,169 | 1,480,438 |
| Net change in unearned premiums | 28,541 | 2,469 | (186,440) | (161,905) |
| Net premiums earned | 481,867 | 366,135 | 1,734,729 | 1,318,533 |
| Net realized and unrealized gains (losses) on investments | 56,556 | 107,728 | 511,407 | 209,610 |
| Net investment income (loss) | 19,600 | 12,737 | 63,267 | 30,456 |
| Total net realized and unrealized gains (losses) on investments and net investment income (loss) | 76,156 | 120,465 | 574,674 | 240,066 |
| Third party fee income | 5,818 | 10,480 | 23,752 | 18,234 |
| Other income (loss), excluding third-party fee income | — | 312 | — | 397 |
| Net foreign exchange gains (losses) | 6,652 | (2,230) | (3,231) | (6,185) |
| **Total revenues** | 570,493 | 495,162 | 2,329,924 | 1,571,045 |
| **Expenses** | | | | |
| Losses and loss adjustment expenses | 289,695 | 195,049 | 1,010,173 | 714,603 |
| Acquisition costs | 105,872 | 88,615 | 388,931 | 309,148 |
| Other underwriting expenses | 69,674 | 56,923 | 210,013 | 183,165 |
| Corporate expenses | 19,286 | 44,858 | 61,111 | 76,691 |
| Amortization of intangible assets | 3,747 | 2,914 | 15,520 | 10,783 |
| Interest expense | 5,526 | 5,428 | 22,616 | 21,434 |
| **Total expenses** | 493,800 | 393,787 | 1,708,364 | 1,315,824 |
| Income (loss) before income tax | 76,693 | 101,375 | 621,560 | 255,221 |
| Income tax expense (benefit) | 2,284 | (31,974) | 8,402 | (25,066) |
| **Net income (loss)** | 74,409 | 133,349 | 613,158 | 280,287 |
| Net income (loss) attributable to non-controlling interest | 40,489 | 6,484 | 212,729 | 21,560 |
| **Net income (loss) and other comprehensive income (loss) attributable to common shareholders** | $ 33,920 | $ 126,865 | $ 400,429 | $ 258,727 |
| **Per share data** | | | | |
| Income (loss) per share attributable to common shareholders - basic | $ 0.33 | $ 1.18 | $ 3.81 | $ 2.47 |
| Income (loss) per share attributable to common shareholders - diluted | $ 0.32 | $ 1.15 | $ 3.67 | $ 2.44 |
| Return on average common shareholders' equity - annualized | 5.8 % | 26.4 % | 18.3 % | 13.9 % |

6

## Summary Consolidated Results
## Consolidated Balance Sheets

| ($ in thousands, except share information) | December 31, 2024 | September 30, 2024 | June 30, 2024 | March 31, 2024 | December 31, 2023 |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Fixed maturity investments, at fair value (amortized cost December 31, 2024: $2,422,917) | $ 2,377,862 | $ 2,320,184 | $ 2,068,930 | $ 1,877,130 | $ 1,831,268 |
| Short-term investments, at fair value (amortized cost December 31, 2024: $495,630) | 497,110 | 507,947 | 463,542 | 352,068 | 428,878 |
| Investments in Two Sigma Funds, at fair value (cost December 31, 2024: $805,623) | 939,381 | 932,787 | 923,682 | 953,659 | 851,470 |
| Total investments | 3,814,353 | 3,760,918 | 3,456,154 | 3,182,857 | 3,111,616 |
| Cash and cash equivalents | 996,493 | 957,372 | 1,016,573 | 1,085,038 | 794,509 |
| Restricted cash and cash equivalents | 104,359 | 93,883 | 98,279 | 95,565 | 106,351 |
| Premiums receivable | 771,707 | 885,744 | 933,211 | 856,111 | 658,363 |
| Paid losses recoverable | 134,406 | 146,008 | 147,690 | 169,469 | 145,202 |
| Deferred acquisition costs | 208,985 | 205,953 | 203,279 | 190,883 | 156,895 |
| Unpaid losses and loss adjustment expenses recoverable | 1,171,040 | 1,190,465 | 1,160,309 | 1,167,504 | 1,161,077 |
| Receivables for investments sold | 74,006 | 39,079 | 12,307 | 17,777 | 42,419 |
| Prepaid reinsurance | 218,921 | 260,174 | 299,574 | 285,984 | 194,306 |
| Intangible assets | 93,121 | 94,441 | 94,410 | 92,651 | 90,996 |
| Other assets | 208,642 | 192,510 | 201,317 | 205,186 | 209,621 |
| **Total assets** | $ 7,796,033 | $ 7,826,547 | $ 7,623,103 | $ 7,349,025 | $ 6,671,355 |
| **Liabilities, non-controlling interest, and shareholders' equity** | | | | | |
| **Liabilities** | | | | | |
| Reserve for losses and loss adjustment expenses | $ 3,532,491 | $ 3,434,800 | $ 3,242,893 | $ 3,148,782 | $ 3,030,037 |
| Unearned premiums | 1,122,277 | 1,192,071 | 1,202,371 | 1,132,477 | 911,222 |
| Reinsurance balances payable | 261,275 | 334,511 | 399,633 | 367,123 | 272,310 |
| Payables for investments purchased | 115,427 | 172,905 | 111,280 | 55,071 | 66,606 |
| Term loan, net of issuance costs | 149,945 | 149,916 | 149,887 | 149,859 | 149,830 |
| Accounts payable and accrued expenses | 185,361 | 168,658 | 158,187 | 155,684 | 186,887 |
| Payables to related parties | 100,420 | — | 43,030 | 75,797 | 6,480 |
| **Total liabilities** | 5,467,196 | 5,452,861 | 5,307,281 | 5,084,793 | 4,623,372 |
| **Non-controlling interest - TS Hamilton Fund** | 128 | 60,060 | 77,275 | 54,727 | 133 |
| **Shareholders' equity** | | | | | |
| Common shares: | | | | | |
| Class A, authorized (December 31, 2024: 26,944,807), par value $0.01; issued and outstanding (December 31, 2024: 17,820,078) | 178 | 178 | 195 | 286 | 286 |
| Class B, authorized (December 31, 2024: 80,205,911), par value $0.01; issued and outstanding (December 31, 2024: 64,271,249) | 643 | 637 | 574 | 568 | 560 |
| Class C, authorized (December 31, 2024: 19,375,670), par value $0.01; issued and outstanding (December 31, 2024: 19,375,670) | 194 | 199 | 250 | 255 | 255 |
| Additional paid-in-capital | 1,163,609 | 1,172,331 | 1,171,585 | 1,255,055 | 1,249,817 |
| Accumulated other comprehensive loss | (4,441) | (4,441) | (4,441) | (4,441) | (4,441) |
| Retained earnings | 1,168,526 | 1,144,722 | 1,070,384 | 957,782 | 801,373 |
| **Total shareholders' equity** | 2,328,709 | 2,313,626 | 2,238,547 | 2,209,505 | 2,047,850 |
| **Total liabilities, non-controlling interest, and shareholders' equity** | $ 7,796,033 | $ 7,826,547 | $ 7,623,103 | $ 7,349,025 | $ 6,671,355 |

7

## Summary Consolidated Results
## Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet

| ($ in thousands) | December 31, 2024 Consolidated GAAP Balance Sheet | Two Sigma Hamilton Fund Balances | Unconsolidated Balance Sheet[1] |
|---|---|---|---|
| **Assets** | | | |
| Fixed maturity investments, at fair value | $ 2,377,862 | $ - | $ 2,377,862 |
| Short-term investments, at fair value | 497,110 | (496,008) | 1,102 |
| Investments in Two Sigma Funds, at fair value | 939,381 | 947,255 | 1,886,636 |
| Total investments | 3,814,353 | 451,247 | 4,265,600 |
| Cash and cash equivalents | 996,493 | (578,230) | 418,263 |
| Restricted cash and cash equivalents | 104,359 | - | 104,359 |
| Premiums receivable | 771,707 | - | 771,707 |
| Paid losses recoverable | 134,406 | - | 134,406 |
| Deferred acquisition costs | 208,985 | - | 208,985 |
| Unpaid losses and loss adjustment expenses recoverable | 1,171,040 | - | 1,171,040 |
| Receivables for investments sold | 74,006 | (73,322) | 684 |
| Prepaid reinsurance | 218,921 | - | 218,921 |
| Intangible assets | 93,121 | - | 93,121 |
| Other assets | 208,642 | (945) | 207,697 |
| **Total assets** | $ 7,796,033 | $ (201,250) | $ 7,594,783 |
| **Liabilities, non-controlling interest, and shareholders' equity** | | | |
| **Liabilities** | | | |
| Reserve for losses and loss adjustment expenses | $ 3,532,491 | $ - | $ 3,532,491 |
| Unearned premiums | 1,122,277 | - | 1,122,277 |
| Reinsurance balances payable | 261,275 | - | 261,275 |
| Payables for investments purchased | 115,427 | (100,469) | 14,958 |
| Term loan, net of issuance costs | 149,945 | - | 149,945 |
| Accounts payable and accrued expenses | 185,361 | (233) | 185,128 |
| Payables to related parties | 100,420 | (100,420) | - |
| **Total liabilities** | 5,467,196 | (201,122) | 5,266,074 |
| **Non-controlling interest - TS Hamilton Fund** | 128 | (128) | - |
| **Shareholders' equity** | | | |
| Common shares: | | | |
| Class A, par value $0.01 | 178 | - | 178 |
| Class B, par value $0.01 | 643 | - | 643 |
| Class C, par value $0.01 | 194 | - | 194 |
| Additional paid-in-capital | 1,163,609 | - | 1,163,609 |
| Accumulated other comprehensive loss | (4,441) | - | (4,441) |
| Retained earnings | 1,168,526 | - | 1,168,526 |
| **Total shareholders' equity** | 2,328,709 | - | 2,328,709 |
| **Total liabilities, non-controlling interest, and shareholders' equity** | $ 7,796,033 | $ (201,250) | $ 7,594,783 |

(1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

8

## Summary Consolidated Results
## Net Investment Return

| ($ in thousands) | Three Months Ended December 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|
| **Net realized gains (losses) on investments** | **$ 85,422** | **$ 52,149** | **$ 468,068** | **$ 84,513** |
| *Fixed maturities and short-term investments* | *(441)* | *(6,044)* | *(2,307)* | *(16,628)* |
| *TS Hamilton Fund* | *85,863* | *57,982* | *470,091* | *100,930* |
| *Other* | — | *211* | *284* | *211* |
| **Change in net unrealized gains (losses) on investments** | **(28,866)** | **55,579** | **43,339** | **125,097** |
| *Fixed maturities and short-term investments* | *(59,212)* | *62,552* | *(8,908)* | *52,751* |
| *TS Hamilton Fund* | *30,346* | *(6,973)* | *52,247* | *72,346* |
| **Net realized and unrealized gains (losses) on investments** | **56,556** | **107,728** | **511,407** | **209,610** |
| | | | | |
| **Net investment income (loss):** | | | | |
| Fixed maturities | 23,847 | 16,791 | 81,872 | 47,970 |
| Short-term investments | 17 | 8 | 67 | 295 |
| TS Hamilton Fund | 3,333 | 3,051 | 12,373 | 16,084 |
| Cash and cash equivalents | 4,412 | 3,771 | 17,006 | 12,523 |
| Other | 820 | 564 | 2,293 | 1,580 |
| **Interest and other** | **32,429** | **24,185** | **113,611** | **78,452** |
| | | | | |
| **Management fees** | **(12,462)** | **(11,242)** | **(49,102)** | **(47,049)** |
| *Fixed maturities and short-term investments* | *(588)* | *(489)* | *(2,192)* | *(1,865)* |
| *TS Hamilton Fund* | *(11,874)* | *(10,753)* | *(46,910)* | *(45,184)* |
| **Other expenses** | **(367)** | **(206)** | **(1,242)** | **(947)** |
| *Fixed maturities and short-term investments* | *(173)* | *(105)* | *(627)* | *(426)* |
| *TS Hamilton Fund* | *(194)* | *(101)* | *(615)* | *(521)* |
| **Net investment income (loss)** | **19,600** | **12,737** | **63,267** | **30,456** |
| | | | | |
| **Total net realized and unrealized gains (losses) on investments and net investment income (loss)** | **76,156** | **120,465** | **574,674** | **240,066** |
| | | | | |
| *Net income (loss) attributable to non-controlling interest* | *40,489* | *6,484* | *212,729* | *21,560* |
| | | | | |
| **Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest** | **$ 35,667** | **$ 113,981** | **$ 361,945** | **$ 218,506** |
| | | | | |
| Fixed income, short-term investments and cash and cash equivalents return | $ (31,318) | $ 77,259 | $ 87,488 | $ 96,411 |
| TS Hamilton Fund return[1] | $ 66,985 | $ 36,722 | $ 274,457 | $ 122,095 |

(1) Net of non-controlling interest performance incentive allocation

9

## Summary Consolidated Results
## Fixed Maturity and Short-Term Investments

*($ in thousands)*

| Fixed Maturity Trading Portfolio and Short-Term Investments[1] | December 31, 2024 Fair Value | December 31, 2024 % of Total | December 31, 2024 Weighted Average Credit Rating | December 31, 2023 Fair Value | December 31, 2023 % of Total | December 31, 2023 Weighted Average Credit Rating |
|---|---|---|---|---|---|---|
| Fixed maturities | | | | | | |
| U.S. government treasuries | $ 711,103 | 25% | Aaa | $ 708,250 | 31% | Aaa |
| U.S. states, territories and municipalities | 13,231 | 0% | Aa2 | 4,370 | 0% | Aa2 |
| Non-U.S. sovereign governments and supranationals | 67,527 | 2% | Aa1 | 56,246 | 2% | Aa2 |
| Corporate | 1,143,060 | 41% | A3 | 863,876 | 39% | A3 |
| Residential mortgage-backed securities - Agency | 272,611 | 9% | Aaa | 168,513 | 7% | Aaa |
| Residential mortgage-backed securities - Non-agency | 16,754 | 1% | Aaa | 4,984 | 0% | Aaa |
| Commercial mortgage-backed securities - Non-agency | 39,686 | 1% | Aaa | 10,423 | 1% | Aa1 |
| Other asset-backed securities | 113,890 | 4% | Aaa | 14,606 | 1% | Aaa |
| Total fixed maturities | 2,377,862 | 83% | Aa3 | 1,831,268 | 81% | Aa3 |
| Short-term investments | 497,110 | 17% | Aaa | 428,878 | 19% | Aaa |
| Total fixed maturities and short-term investments | $ 2,874,972 | 100% | Aa2 | $ 2,260,146 | 100% | Aa2 |

| Fixed Maturity and Short-Term Investments Credit Quality Summary | December 31, 2024 % of Total | December 31, 2023 % of Total |
|---|---|---|
| Investment grade | 100% | 100% |
| Non-investment grade | 0% | 0% |
| Total | 100% | 100% |

| Fixed Maturity and Short-Term Investments - Trading Portfolio[2] | December 31, 2024 | December 31, 2023 |
|---|---|---|
| Average credit quality | Aa3 | Aa3 |
| Average yield to maturity | 4.7% | 4.5% |
| Book yield | 4.1% | 3.6% |
| Expected average duration (in years) | 3.4 | 3.3 |

(1) Includes $496.0 million and $428.9 million of short-term investments, at December 31, 2024 and 2023, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

## Segment Results

### Consolidated Underwriting Results

| ($ in thousands) | Three Months Ended December 31, 2024 International | Bermuda | Total | Three Months Ended December 31, 2023 International | Bermuda | Total |
|---|---|---|---|---|---|---|
| Gross premiums written | $ 350,479 | $ 193,458 | $ 543,937 | $ 273,472 | $ 160,319 | $ 433,791 |
| Net premiums written | 282,161 | 171,165 | 453,326 | 216,712 | 146,954 | 363,666 |
| Net premiums earned | 249,234 | 232,633 | 481,867 | 198,725 | 167,410 | 366,135 |
| Third party fee income | 4,760 | 1,058 | 5,818 | 2,267 | 8,213 | 10,480 |
| Losses and loss adjustment expenses | 138,842 | 150,853 | 289,695 | 106,349 | 88,700 | 195,049 |
| Acquisition costs | 56,382 | 49,490 | 105,872 | 55,009 | 33,606 | 88,615 |
| Other underwriting expenses | 49,507 | 20,167 | 69,674 | 37,767 | 19,156 | 56,923 |
| Underwriting income (loss) | $ 9,263 | $ 13,181 | $ 22,444 | $ 1,867 | $ 34,161 | $ 36,028 |
| | | | | | | |
| **Key Ratios:** | | | | | | |
| Attritional loss ratio - current year | 50.8 % | 51.7 % | 51.2 % | 54.5 % | 51.8 % | 53.2 % |
| Attritional loss ratio - prior year development | (2.1)% | (0.4)% | (1.3)% | (1.4)% | (2.2)% | (1.7)% |
| Catastrophe loss ratio - current year | 7.8 % | 16.1 % | 11.9 % | 0.0 % | 4.1 % | 1.9 % |
| Catastrophe loss ratio - prior year development | (0.8)% | (2.6)% | (1.7)% | 0.4 % | (0.7)% | (0.1)% |
| Loss and loss adjustment expense ratio | 55.7 % | 64.8 % | 60.1 % | 53.5 % | 53.0 % | 53.3 % |
| Acquisition cost ratio | 22.6 % | 21.3 % | 22.0 % | 27.7 % | 20.1 % | 24.2 % |
| Other underwriting expense ratio | 18.0 % | 8.2 % | 13.3 % | 17.9 % | 6.5 % | 12.7 % |
| Combined ratio | 96.3 % | 94.3 % | 95.4 % | 99.1 % | 79.6 % | 90.2 % |

11

## Segment Results
## Consolidated Underwriting Results

| ($ in thousands) | Year Ended December 31, 2024 International | Year Ended December 31, 2024 Bermuda | Year Ended December 31, 2024 Total | Year Ended December 31, 2023 International | Year Ended December 31, 2023 Bermuda | Year Ended December 31, 2023 Total |
|---|---|---|---|---|---|---|
| Gross premiums written | $ 1,308,460 | $ 1,114,122 | $ 2,422,582 | $ 1,105,522 | $ 845,516 | $ 1,951,038 |
| Net premiums written | 969,605 | 951,564 | 1,921,169 | 770,399 | 710,039 | 1,480,438 |
| Net premiums earned | 886,934 | 847,795 | 1,734,729 | 703,508 | 615,025 | 1,318,533 |
| Third party fee income | 16,317 | 7,435 | 23,752 | 9,685 | 8,549 | 18,234 |
| Losses and loss adjustment expenses | 498,023 | 512,150 | 1,010,173 | 362,137 | 352,466 | 714,603 |
| Acquisition costs | 216,971 | 171,960 | 388,931 | 186,698 | 122,450 | 309,148 |
| Other underwriting expenses | 148,824 | 61,189 | 210,013 | 127,402 | 55,763 | 183,165 |
| Underwriting income (loss) | $ 39,433 | $ 109,931 | $ 149,364 | $ 36,956 | $ 92,895 | $ 129,851 |
| | | | | | | |
| **Key Ratios:** | | | | | | |
| Attritional loss ratio - current year | 53.5 % | 52.7 % | 53.1 % | 53.2 % | 51.1 % | 52.2 % |
| Attritional loss ratio - prior year development | (0.4)% | 0.5 % | 0.0 % | (3.5)% | 2.3 % | (0.8)% |
| Catastrophe loss ratio - current year | 3.9 % | 8.9 % | 6.3 % | 1.5 % | 5.1 % | 3.2 % |
| Catastrophe loss ratio - prior year development | (0.8)% | (1.7)% | (1.2)% | 0.3 % | (1.2)% | (0.4)% |
| Loss and loss adjustment expense ratio | 56.2 % | 60.4 % | 58.2 % | 51.5 % | 57.3 % | 54.2 % |
| Acquisition cost ratio | 24.5 % | 20.3 % | 22.4 % | 26.5 % | 19.9 % | 23.4 % |
| Other underwriting expense ratio | 14.9 % | 6.3 % | 10.7 % | 16.7 % | 7.7 % | 12.5 % |
| Combined ratio | 95.6 % | 87.0 % | 91.3 % | 94.7 % | 84.9 % | 90.1 % |

12

## Segment Results

### 5Q Consolidated Underwriting Results - Group

| ($ in thousands) | Three Months Ended December 31, 2024 | September 30, 2024 | June 30, 2024 | March 31, 2024 | December 31, 2023 | Year Ended December 31, 2024 | December 31, 2023 |
|---|---|---|---|---|---|---|---|
| Gross premiums written | $ 543,937 | $ 553,401 | $ 603,304 | $ 721,941 | $ 433,791 | $ 2,422,582 | $ 1,951,038 |
| Net premiums written | 453,326 | 477,896 | 475,068 | 514,880 | 363,666 | 1,921,169 | 1,480,438 |
| Net premiums earned | 481,867 | 448,795 | 418,764 | 385,303 | 366,135 | 1,734,729 | 1,318,533 |
| Third party fee income | 5,818 | 4,464 | 5,989 | 7,478 | 10,480 | 23,752 | 18,234 |
| Losses and loss adjustment expenses | 289,695 | 273,632 | 214,494 | 232,352 | 195,049 | 1,010,173 | 714,603 |
| Acquisition costs | 105,872 | 102,201 | 96,305 | 84,554 | 88,615 | 388,931 | 309,148 |
| Other underwriting expenses | 69,674 | 48,332 | 48,655 | 43,353 | 56,923 | 210,013 | 183,165 |
| Underwriting income (loss) | $ 22,444 | $ 29,094 | $ 65,299 | $ 32,522 | $ 36,028 | $ 149,364 | $ 129,851 |
| | | | | | | | |
| **Key Ratios:** | | | | | | | |
| Attritional loss ratio - current year | 51.2 % | 53.2 % | 51.6 % | 57.2 % | 53.2 % | 53.1 % | 52.2 % |
| Attritional loss ratio - prior year development | (1.3)% | (0.7)% | (0.4)% | 3.1 % | (1.7)% | 0.0 % | (0.8)% |
| Catastrophe loss ratio - current year | 11.9 % | 11.5 % | 0.0 % | 0.0 % | 1.9 % | 6.3 % | 3.2 % |
| Catastrophe loss ratio - prior year development | (1.7)% | (3.0)% | 0.0 % | 0.0 % | (0.1)% | (1.2)% | (0.4)% |
| Loss and loss adjustment expense ratio | 60.1 % | 61.0 % | 51.2 % | 60.3 % | 53.3 % | 58.2 % | 54.2 % |
| Acquisition cost ratio | 22.0 % | 22.8 % | 23.0 % | 21.9 % | 24.2 % | 22.4 % | 23.4 % |
| Other underwriting expense ratio | 13.3 % | 9.8 % | 10.2 % | 9.3 % | 12.7 % | 10.7 % | 12.5 % |
| Combined ratio | 95.4 % | 93.6 % | 84.4 % | 91.5 % | 90.2 % | 91.3 % | 90.1 % |
| | | | | | | | |
| **Gross premiums written** | | | | | | | |
| Property | $ 77,378 | $ 120,001 | $ 188,561 | $ 228,176 | $ 49,079 | $ 614,116 | $ 452,746 |
| Casualty | 298,607 | 272,998 | 255,627 | 251,894 | 249,727 | 1,079,124 | 893,196 |
| Specialty | 167,952 | 160,402 | 159,116 | 241,871 | 134,985 | 729,342 | 605,096 |
| Total | $ 543,937 | $ 553,401 | $ 603,304 | $ 721,941 | $ 433,791 | $ 2,422,582 | $ 1,951,038 |
| **Net premiums earned** | | | | | | | |
| Property | $ 122,734 | $ 121,766 | $ 106,553 | $ 106,708 | $ 86,676 | $ 457,762 | $ 325,448 |
| Casualty | 205,234 | 193,948 | 175,237 | 159,109 | 163,967 | 733,529 | 560,176 |
| Specialty | 153,899 | 133,081 | 136,974 | 119,486 | 115,492 | 543,438 | 432,909 |
| Total | $ 481,867 | $ 448,795 | $ 418,764 | $ 385,303 | $ 366,135 | $ 1,734,729 | $ 1,318,533 |

13

## Segment Results

### 5Q Underwriting Results - International

| ($ in thousands) | Three Months Ended December 31, 2024 | Three Months Ended September 30, 2024 | Three Months Ended June 30, 2024 | Three Months Ended March 31, 2024 | Three Months Ended December 31, 2023 | Year Ended December 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|---|---|---|
| Gross premiums written | $ 350,479 | $ 325,525 | $ 311,616 | $ 320,841 | $ 273,472 | $ 1,308,460 | $ 1,105,522 |
| Net premiums written | 282,161 | 268,106 | 234,305 | 185,033 | 216,712 | 969,605 | 770,399 |
| Net premiums earned | 249,234 | 225,244 | 215,643 | 196,814 | 198,725 | 886,934 | 703,508 |
| Third party fee income | 4,760 | 4,170 | 3,798 | 3,586 | 2,267 | 16,317 | 9,685 |
| Losses and loss adjustment expenses | 138,842 | 130,135 | 112,884 | 116,162 | 106,349 | 498,023 | 362,137 |
| Acquisition costs | 56,382 | 59,713 | 53,157 | 47,720 | 55,009 | 216,971 | 186,698 |
| Other underwriting expenses | 49,507 | 34,143 | 33,972 | 31,203 | 37,767 | 148,824 | 127,402 |
| Underwriting income (loss) | $ 9,263 | $ 5,423 | $ 19,428 | $ 5,315 | $ 1,867 | $ 39,433 | $ 36,956 |
| | | | | | | | |
| **Key Ratios:** | | | | | | | |
| Attritional loss ratio - current year | 50.8 % | 55.3 % | 52.5 % | 56.0 % | 54.5 % | 53.5 % | 53.2 % |
| Attritional loss ratio - prior year development | (2.1)% | (1.5)% | (0.2)% | 2.9 % | (1.4)% | (0.4)% | (3.5)% |
| Catastrophe loss ratio - current year | 7.8 % | 6.4 % | 0.0 % | 0.0 % | 0.0 % | 3.9 % | 1.5 % |
| Catastrophe loss ratio - prior year development | (0.8)% | (2.4)% | 0.0 % | 0.1 % | 0.4 % | (0.8)% | 0.3 % |
| Loss and loss adjustment expense ratio | 55.7 % | 57.8 % | 52.3 % | 59.0 % | 53.5 % | 56.2 % | 51.5 % |
| Acquisition cost ratio | 22.6 % | 26.5 % | 24.7 % | 24.2 % | 27.7 % | 24.5 % | 26.5 % |
| Other underwriting expense ratio | 18.0 % | 13.3 % | 14.0 % | 14.0 % | 17.9 % | 14.9 % | 16.7 % |
| Combined ratio | 96.3 % | 97.6 % | 91.0 % | 97.2 % | 99.1 % | 95.6 % | 94.7 % |
| | | | | | | | |
| **Gross premiums written** | | | | | | | |
| Property | $ 47,684 | $ 51,441 | $ 53,540 | $ 37,704 | $ 26,745 | $ 190,369 | $ 134,450 |
| Casualty | 157,013 | 144,107 | 132,129 | 121,165 | 132,033 | 554,413 | 490,465 |
| Specialty | 145,782 | 129,977 | 125,947 | 161,972 | 114,694 | 563,678 | 480,607 |
| Total | $ 350,479 | $ 325,525 | $ 311,616 | $ 320,841 | $ 273,472 | $ 1,308,460 | $ 1,105,522 |
| **Net premiums earned** | | | | | | | |
| Property | $ 44,621 | $ 37,033 | $ 32,689 | $ 34,974 | $ 28,392 | $ 149,318 | $ 104,789 |
| Casualty | 84,776 | 86,062 | 75,770 | 72,928 | 79,346 | 319,536 | 269,921 |
| Specialty | 119,837 | 102,149 | 107,184 | 88,912 | 90,987 | 418,080 | 328,798 |
| Total | $ 249,234 | $ 225,244 | $ 215,643 | $ 196,814 | $ 198,725 | $ 886,934 | $ 703,508 |

14

## Segment Results
## 5Q Underwriting Results - Bermuda

| ($ in thousands) | Three Months Ended December 31, 2024 | September 30, 2024 | June 30, 2024 | March 31, 2024 | December 31, 2023 | Year Ended December 31, 2024 | December 31, 2023 |
|---|---|---|---|---|---|---|---|
| Gross premiums written | $ 193,458 | $ 227,876 | $ 291,688 | $ 401,100 | $ 160,319 | $ 1,114,122 | $ 845,516 |
| Net premiums written | 171,165 | 209,790 | 240,763 | 329,847 | 146,954 | 951,564 | 710,039 |
| Net premiums earned | 232,633 | 223,551 | 203,121 | 188,489 | 167,410 | 847,795 | 615,025 |
| Third party fee income | 1,058 | 294 | 2,191 | 3,892 | 8,213 | 7,435 | 8,549 |
| Losses and loss adjustment expenses | 150,853 | 143,497 | 101,610 | 116,190 | 88,700 | 512,150 | 352,466 |
| Acquisition costs | 49,490 | 42,488 | 43,148 | 36,834 | 33,606 | 171,960 | 122,450 |
| Other underwriting expenses | 20,167 | 14,189 | 14,683 | 12,150 | 19,156 | 61,189 | 55,763 |
| Underwriting income (loss) | $ 13,181 | $ 23,671 | $ 45,871 | $ 27,207 | $ 34,161 | $ 109,931 | $ 92,895 |
| **Key Ratios:** | | | | | | | |
| Attritional loss ratio - current year | 51.7 % | 51.0 % | 50.5 % | 58.4 % | 51.8 % | 52.7 % | 51.1 % |
| Attritional loss ratio - prior year development | (0.4)% | 0.0 % | (0.5)% | 3.2 % | (2.2)% | 0.5 % | 2.3 % |
| Catastrophe loss ratio - current year | 16.1 % | 16.7 % | 0.0 % | 0.0 % | 4.1 % | 8.9 % | 5.1 % |
| Catastrophe loss ratio - prior year development | (2.6)% | (3.5)% | 0.0 % | 0.0 % | (0.7)% | (1.7)% | (1.2)% |
| Loss and loss adjustment expense ratio | 64.8 % | 64.2 % | 50.0 % | 61.6 % | 53.0 % | 60.4 % | 57.3 % |
| Acquisition cost ratio | 21.3 % | 19.0 % | 21.2 % | 19.5 % | 20.1 % | 20.3 % | 19.9 % |
| Other underwriting expense ratio | 8.2 % | 6.2 % | 6.2 % | 4.4 % | 6.5 % | 6.3 % | 7.7 % |
| Combined ratio | 94.3 % | 89.4 % | 77.4 % | 85.5 % | 79.6 % | 87.0 % | 84.9 % |
| **Gross premiums written** | | | | | | | |
| Property | $ 29,694 | $ 68,560 | $ 135,021 | $ 190,472 | $ 22,335 | $ 423,747 | $ 318,297 |
| Casualty | 141,594 | 128,891 | 123,498 | 130,729 | 117,694 | 524,711 | 402,731 |
| Specialty | 22,170 | 30,425 | 33,169 | 79,899 | 20,290 | 165,664 | 124,488 |
| Total | $ 193,458 | $ 227,876 | $ 291,688 | $ 401,100 | $ 160,319 | $ 1,114,122 | $ 845,516 |
| **Net premiums earned** | | | | | | | |
| Property | $ 78,113 | $ 84,733 | $ 73,864 | $ 71,734 | $ 58,284 | $ 308,444 | $ 220,659 |
| Casualty | 120,458 | 107,886 | 99,467 | 86,181 | 84,401 | 413,993 | 290,035 |
| Specialty | 34,062 | 30,932 | 29,790 | 30,574 | 24,725 | 125,358 | 104,331 |
| Total | $ 232,633 | $ 223,551 | $ 203,121 | $ 188,489 | $ 167,410 | $ 847,795 | $ 615,025 |

15

Other Information

## Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of January 1, 2025

*($ in millions)*

| Region | Peril | Probability of Exceedance | Group Net PML ($m)[1] | % of Shareholders' Equity |
|---|---|---|---|---|
| Florida | U.S. Hurricane | 1 in 100 | $ 202.1 | 8.7 % |
| Northeast | U.S. Hurricane | 1 in 100 | 179.5 | 7.7 % |
| Gulf (TX - AL) | U.S. Hurricane | 1 in 100 | 171.3 | 7.4 % |
| California | Earthquake | 1 in 250 | 277.8 | 11.9 % |
| Pacific Northwest | Earthquake | 1 in 250 | 110.6 | 4.7 % |

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250 year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

16

**Other Information**
**Non-GAAP Measures**

We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements are considered non-GAAP financial measures under SEC rules and regulations. In this Supplementary Financial Information, we present underwriting income (loss), a non-GAAP financial measure as defined in Item 10(e) of SEC Regulation S-K. We believe that non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most comparable GAAP figures are included below.

*Underwriting Income (Loss)*

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The table below reconciles underwriting income (loss) to net income (loss), the most comparable GAAP financial measure:

| | Three Months Ended December 31, | | Year Ended December 31, | |
|---|---|---|---|---|
| *($ in thousands)* | 2024 | 2023 | 2024 | 2023 |
| Underwriting income (loss) | $ 22,444 | $ 36,028 | $ 149,364 | $ 129,851 |
| Total net realized and unrealized gains (losses) on investments and net investment income (loss) | 76,156 | 120,465 | 574,674 | 240,066 |
| Other income (loss), excluding third party fee income | — | 312 | — | 397 |
| Net foreign exchange gains (losses) | 6,652 | (2,230) | (3,231) | (6,185) |
| Corporate expenses | (19,286) | (44,858) | (61,111) | (76,691) |
| Amortization of intangible assets | (3,747) | (2,914) | (15,520) | (10,783) |
| Interest expense | (5,526) | (5,428) | (22,616) | (21,434) |
| Income tax (expense) benefit | (2,284) | 31,974 | (8,402) | 25,066 |
| Net income (loss), prior to non-controlling interest | $ 74,409 | $ 133,349 | $ 613,158 | $ 280,287 |

*Third Party Fee Income*

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International Segment for management services provided to third party syndicates and consortia and by the Bermuda Segment for performance based management fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss).

| | Three Months Ended December 31, | | Year Ended December 31, | |
|---|---|---|---|---|
| *($ in thousands)* | 2024 | 2023 | 2024 | 2023 |
| Third party fee income | $ 5,818 | $ 10,480 | $ 23,752 | $ 18,234 |
| Other income (loss), excluding third party fee income | — | 312 | — | 397 |
| Other income (loss) | $ 5,818 | $ 10,792 | $ 23,752 | $ 18,631 |

17

18 Three Months Ended December 31, Year Ended December 31, ($ in thousands) 2024 2023 2024 2023 Other underwriting expenses ............................................................................................................ $ 69,674 $ 56,923 $ 210,013 $ 183,165 Corporate expenses ........................................................................................................................... 19,286 44,858 61,111 76,691 General and administrative expenses ............................................................................................. $ 88,960 $ 101,781 $ 271,124 $ 259,856 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 9, Segment Reporting, in the audited consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.